UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 28, 2014

BOLDFACE GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-148722	02-0811868
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1945 Euclid Street Santa Monica, CA		90404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (310) 450-4501

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On August 28, 2014 (the “Notice Date”), BOLDFACE Group, Inc., a Nevada corporation (the “Company”), received an event of default redemption notice (the “Redemption Notice”) from Hillair Capital Investments L.P. (the “Investor”).

Pursuant to the Redemption Notice, the Investor is demanding repayment of the principal amounts due under the following debt instruments:

1.	the 8% Original Issue Discount Senior Secured Convertible Debenture issued on June 20, 2013, as amended on March 31, 2014, for the principal amount of $174,856.66 (the “Residual Debenture”);
2.	the 8% Original Issue Discount Senior Secured Convertible Debenture issued on March 31, 2014 for the principal amount of $1,120,000;
3.	the 8% Original Issue Discount Senior Secured Convertible Debenture issued on July 9, 2014 for the principal amount of $317,729.14 (collectively with the Residual Debenture, the “Debentures”);
4.	the Secured 8% Promissory Notes issued on July 17, 2014, August 1, 2014, August 5, 2014, August 8, 2014, August 15, 2014, and August 27, 2014; for the collective principal amount of $1,669,000 (the “Promissory Notes”).

As a result of the Company’s failure to meet its repayment obligations pursuant to Section 8(a) of the Residual Debenture, which thereby triggered Sections 8(a)(ii) and (vi) of the Debentures, the Mandatory Default Amount on the Debentures (as defined in the Debentures) is immediately due and payable. In addition, pursuant to Section 2(b) of the Promissory Notes, the outstanding principal amounts of the Promissory Notes are thereby immediately due and payable.

The Redemption Notice calls for immediate repayment in the aggregate amount of $3,765,360.67. The Company is not able to pay the Mandatory Default Amount.

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Item 9.01             Financial Statements and Exhibits.

EXHIBIT NUMBER	DESCRIPTION
4.1	Form of 8% Original Issue Discount Senior Secured Convertible Debenture Issued on June 20, 2013(as filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 26, 2013)
4.2	Form of 8% Original Issue Discount Senior Secured Convertible Debenture Issued on March 31, 2014 (as filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 15, 2014)
4.3	Form of 8% Original Issue Discount Senior Secured Convertible Debenture Issued on July 9, 2014 (as filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 2, 2014)
4.4	Form of Promissory Note Issued on July 17, 2014*
4.5	Form of Promissory Note Issued on August 1, 2014*
4.6	Form of Promissory Note Issued on August 5, 2014*
4.7	Form of Promissory Note Issued on August 8, 2014 (as filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 14, 2014)
4.8	Form of Promissory Note Issued on August 15, 2014 (as filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 21, 2014)
4.9	Form of Promissory Note Issued on August 27, 2014 (as filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 29, 2014)
10.4	Amendment Agreement No. 1 (as filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on July 15, 2014)

* FILED HEREWITH

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Boldface Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLDFACE GROUP, INC.

/s/ John LaBonty
John LaBonty
Chief Executive Officer

Dated: August 29, 2014

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